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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported):  MARCH 5, 1998



                              THE PRICE REIT, INC.
             (Exact Name of Registrant as Specified in its Charter)



          MARYLAND                       1-13432                52-1746059
(State of Other Jurisdiction           (Commission            (IRS Employer
     of Incorporation)                 File Number)         Identification No.)



           7979 IVANHOE AVENUE                                92037
          LA JOLLA, CALIFORNIA                              (Zip Code)
(Address of Principal Executive Offices)


      Registrant's telephone number, including area code:  (619) 551-2320


                                      None
         (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.   OTHER EVENTS.

          As previously reported on a Form 8-K filed with the Securities and Exchange Commission on January 21, 1998, The Price REIT, Inc., a Maryland corporation ("Price REIT"), entered into an Agreement and Plan of Merger, dated as of January 13, 1998, with Kimco Realty Corporation, a Maryland corporation ("Kimco"), and REIT Sub, Inc., a Maryland corporation and wholly owned subsidiary of Kimco ("REIT Sub"), pursuant to which Price REIT will merge with and into REIT Sub. On March 5, 1998, Price REIT entered into the First Amendment to Agreement and Plan of Merger, dated as of March 5, 1998 (the "First Amendment"), with Kimco and REIT Sub. A copy of the First Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      The following exhibit is filed with this report on Form 8-K:

      Exhibit No.            Description
      -----------            -----------

      10.1 First Amendment to Agreement and Plan of Merger, dated as of March 5, 1998, among Kimco Realty Corporation, REIT Sub, Inc. and The Price REIT, Inc.










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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                               THE PRICE REIT, INC.



Date: March 11, 1998           By: /s/ GEORGE M. JEZEK
                                  -------------------------------------
                                       George M. Jezek
                                       Chief Financial Officer







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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.              Description
-----------              -----------

    10.1 First Amendment to Agreement and Plan of Merger, dated as of March 5, 1998, among Kimco Realty Corporation, REIT Sub, Inc. and The Price REIT, Inc.








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